[Rheem logo]
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Rheem Manufacturing Company                                  Telex: 5106006-166
405 Lexington Avenue /bullet/ 22nd Floor                     Fax: (212) 916-8109
New York, New York 10174-0307
(212) 916-8100

Gary L. Tapella
President and
Chief Executive Officer

                                                     January 1, 1996

Watsco, Inc.
2665 South Bayshore Drive
Coconut Grove, Florida 33133

Attention: A. H. Nahmad, Chairman

Gentlemen:

This is to advise that Rheem will not exercise its right to Call Watsco's interest in Gemaire Distributors, Heating and Cooling Supply and Comfort Supply through the Election Period in 1997 as provided and defined in Sections 3.1.1 and 3.2 of our Shareholders Agreement in each company.

To assist Watsco in its examination of certain financing options this letter of advise is being provided on this date rather than the effective date of such right to Call.

                                                     Rheem Manufacturing Company

                                                     By /s/ GARY L. TAPELLA
                                                        ------------------------
                                                            President